SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: November 22, 2000 (Date of earliest event reported) NationsLink Funding Corporation Sponsor) (Issuer in Respect of Commercial Loan Pass-Through Certificates Series 1999-LTL-1) Exact name of registrant as specified in charter) Delaware 333-66805 56-1950039 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tryon Street,Charlotte, NC 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of NationsLink Funding Corporation Commercial Loan Pass-Through Certificates Series 1999-LTL-1, which was made on July 22, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on July 22, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GS MORTGAGE SECURITIES CORPORATION II, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: July 22, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Belinda Jenkins (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Statement Date 07/22/02 Payment Date: 07/22/02 Prior Payment: 06/24/02 Record Date: 07/15/02 WAC: 7.4846% WAMM: 185 Number Of Pages 0 Table Of Contents 1 REMIC Certificate Report 2 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Total Pages Included In This Package 9 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net 0 0 0 0 0 0 Monthly Data File Name: NB99LTL1_200207_3.ZIP ABN AMRO LaSalle Bank N.A. Administrator: Belinda Jenkins (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Remic II Statement Date 07/22/02 Payment Date: 07/22/02 Prior Payment: 06/24/02 Record Date: 07/15/02 WAC: 7.4846% WAMM: 185 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 75,245,000.00 36,344,335.33 1,148,354.91 63859CCD3 1000.00000000 483.01329431 15.26154442 A-2 193,863,000.00 193,863,000.00 0.00 63859CCE1 1000.00000000 1000.00000000 0.00000000 A-3 127,347,816.00 127,347,816.00 0.00 63859CCF8 1000.00000000 1000.00000000 0.00000000 X 492,442,448.00N 453,545,673.23 0.00 63859CCG6 1000.00000000 921.01254689 0.00000000 B 25,855,814.00 25,855,814.00 0.00 63859CCH4 1000.00000000 1000.00000000 0.00000000 C 20,930,897.00 20,930,897.00 0.00 63859CCJ0 1000.00000000 1000.00000000 0.00000000 D 30,780,731.00 30,780,731.00 0.00 63859CCK7 1000.00000000 1000.00000000 0.00000000 E 11,081,063.00 11,081,063.00 0.00 63859CCL5 1000.00000000 1000.00000000 0.00000000 F 3,693,687.00 3,693,687.00 0.00 63859CCM3 1000.00000000 1000.00000000 0.00000000 G 3,693,689.00 3,693,689.00 0.00 63859CCN1 1000.00000000 1000.00000000 0.00000000 R 0.00 0.00 0.00 9ABSC224 1000.00000000 0.00000000 0.00000000 492,491,697.00 453,591,032.33 1,148,354.91 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 35,195,980.42 63859CCD3 0.00000000 0.00000000 467.75174988 A-2 0.00 0.00193,863,000.00 63859CCE1 0.00000000 0.00000000 1000.00000000 A-3 0.00 0.00127,347,816.00 63859CCF8 0.00000000 0.00000000 1000.00000000 X 0.00 0.00452,397,433.15 63859CCG6 0.00000000 0.00000000 918.68082248 B 0.00 0.00 25,855,814.00 63859CCH4 0.00000000 0.00000000 1000.00000000 C 0.00 0.00 20,930,897.00 63859CCJ0 0.00000000 0.00000000 1000.00000000 D 0.00 0.00 30,780,731.00 63859CCK7 0.00000000 0.00000000 1000.00000000 E 0.00 0.00 11,081,063.00 63859CCL5 0.00000000 0.00000000 1000.00000000 F 0.00 0.00 3,693,687.00 63859CCM3 0.00000000 0.00000000 1000.00000000 G 0.00 0.00 3,693,689.00 63859CCN1 0.00000000 0.00000000 1000.00000000 R 0.00 0.00 0.00 9ABSC224 0.00000000 0.00000000 0.00000000 0.00 0.00452,442,677.42 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 191,807.23 0.00 6.3330% 63859CCD3 2.54910266 0.00000000FIXED A-2 1,109,381.02 0.00 6.8670% 63859CCE1 5.72250001 0.00000000FIXED A-3 753,899.07 0.00 7.1040% 63859CCF8 5.91999999 0.00000000FIXED X 193,201.39 0.00 0.5112% 63859CCG6 0.39233293 0.00000000 0.5599% B 155,242.62 0.00 7.2050% 63859CCH4 6.00416680 0.00000000FIXED C 129,056.42 0.00 7.3990% 63859CCJ0 6.16583322 0.00000000FIXED D 165,446.43 0.00 6.4500% 63859CCK7 5.37500003 0.00000000FIXED E 46,171.10 0.00 5.0000% 63859CCL5 4.16666704 0.00000000FIXED F 15,390.36 0.00 5.0000% 63859CCM3 4.16666599 0.00000000FIXED G 12,459.12 -2,931.25 5.0000% 63859CCN1 3.37308312 -0.79358333FIXED R 0.00 0.00 9ABSC224 0.00000000 0.00000000 2,772,054.76 -2,931.25 Total P&I Paym 3,920,409.67 Original Opening Principal Principal Class Face Value (1)Balance Payment Adj. or Loss CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 7,524.50 3,634.44 114.84 0.00 None 1000.00000000 483.01415376 15.26214366 0.00000000 LA-2 19,386.30 19,386.30 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LA-3 12,734.78 12,734.78 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LWAC 492,442,448.00 453,545,673.39 1,148,240.07 0.00 None 1000.00000000 921.01254722 2.33172440 0.00000000 LB 2,585.58 2,585.58 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LC 2,093.09 2,093.09 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LD 3,078.07 3,078.07 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LE 1,108.11 1,108.11 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LF 369.37 369.37 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LG 369.37 369.37 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LR 0.00 0.00 0.00 0.00 9ABSC225 1000.00000000 0.00000000 0.00000000 0.00000000 492,491,697.17 453,591,032.50 1,148,354.91 0.00 Negative Closing Interest Interest Class Amortization Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 0.00 3,519.60 19.18 0.00 None 0.00000000 467.75201010 2.54900658 0.00000000 LA-2 0.00 19,386.30 110.94 0.00 None 0.00000000 1000.00000000 5.72259792 0.00000000 LA-3 0.00 12,734.78 75.39 0.00 None 0.00000000 1000.00000000 5.92000804 0.00000000 LWAC 0.00 452,397,433.32 2,771,849.25 -2,878.58 None 0.00000000 918.68082282 5.62877807 -0.00584552 LB 0.00 2,585.58 0.00 -15.52 None 0.00000000 1000.00000000 0.00000000 -6.00252168 LC 0.00 2,093.09 0.00 -12.91 None 0.00000000 1000.00000000 0.00000000 -6.16791442 LD 0.00 3,078.07 0.00 -16.54 None 0.00000000 1000.00000000 0.00000000 -5.37349703 LE 0.00 1,108.11 0.00 -4.62 None 0.00000000 1000.00000000 0.00000000 -4.16926117 LF 0.00 369.37 0.00 -1.54 None 0.00000000 1000.00000000 0.00000000 -4.16926117 LG 0.00 369.37 0.00 -1.54 None 0.00000000 1000.00000000 0.00000000 -4.16926117 LR 0.00 0.00 0.00 -19.33 9ABSC225 0.00000000 0.00000000 0.00000000 -0.00003925 0.00 452,442,677.59 2,772,054.76 -2,950.58 Total P&I Payme 3,920,409.67 Pass-Through Class Rate (2) CUSIP Next Rate (3) LA-1 6.3330% None FIXED LA-2 6.8670% None FIXED LA-3 7.1040% None FIXED LWAC 7.3414% None 7.3914% LB 7.2050% None FIXED LC 7.3990% None FIXED LD 6.4500% None FIXED LE 5.0000% None FIXED LF 5.0000% None FIXED LG 5.0000% None FIXED LR 9ABSC225 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated ABN AMRO LaSalle Bank N.A. Administrator: Belinda Jenkins (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Other Related Information Statement D 07/22/02 Payment Dat 07/22/02 Prior Payme 06/24/02 Record Date 07/15/02 P&I Advances made by:Beginning Current UnreimbursePeriod Servicer 43,768.04 101,044.43 Trustee 0.00 0.00 Total P&I Advances 43,768.04 101,044.43 P&I Advances made by: Ending Reimbursed Unreimbursed Servicer 26,256.10 118,556.38 Trustee 0.00 0.00 Total P&I Advances 26,256.10 118,556.38 Master Servicing Fee 48,452.10 Special Servicing Compensation 2,927.79 Additional Servicing Compensatio 0.00 Current Realized Losses 0.00 Cumulative Realized Losses 0.00 Current Additional Trust Fund Ex 0.00 Principal Distribution Amount 0.00 Monthly Payments 1,148,354.91 Curtailments 0.00 Other Principal Adjusments 0.00 Prepayments in Full 0.00 Liquidation Proceeds 0.00 REO Proceeds 0.00 Other Principal Proceeds 0.00 Total Principal Distribution Amo 1,148,354.91 Available Distribution Amount 3,920,409.67 Available Funds Allocable to Pri 1,148,354.91 Principal Distribution Amount 1,148,354.91 Available Funds Allocable to Int 2,772,054.76 Distributable Certificate Intere 2,772,054.76 Beginning Stated Principal Balan453,591,033.80 Ending Stated Principal Balance 452,442,678.89 Beginning Loan Count 128 Ending Loan Count 128 Certificate Interest Allocations Accrued Interest Class Interest Distributed A-1 191,807.23 191,807.23 A-2 1,109,381.1,109,381.02 A-3 753,899.07 753,899.07 X 193,201.39 193,201.39 B 155,242.62 155,242.62 C 129,056.42 129,056.42 D 165,446.43 165,446.43 E 46,171.10 46,171.10 F 15,390.36 15,390.36 Certificate Interest Allocations Beginning Ending Unpaid Unpaid Prepayment Class Interest Interest Premiums A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 X 0.00 0.00 0.00 B 0.00 0.00 0.00 C 0.00 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 153.21 3,084.46 0.00 R 0.00 0.00 0.00 Totals 153.21 3,084.46 0.00 DistributioDelinq 1 Month Delinq 2 Months Date # Balance # Balance 07/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/24/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/22/02 1 911,230 0 0 0.78% 0.20% 0.00% 0.00% 03/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributioDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 07/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/24/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% DistributioREO Modifications Date # Balance # Balance 07/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/24/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/24/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributioPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 07/22/02 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 06/24/02 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 05/22/02 0 0 7.49% 7.34% 0.00% 0.00% 0.00% 0.00% 04/22/02 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 03/22/02 0 0 7.38% 7.24% 0.00% 0.00% 0.00% 0.00% 02/22/02 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 01/22/02 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 12/24/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 11/23/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 10/22/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 09/24/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 08/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 07/23/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 06/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 05/22/01 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 04/23/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% Paid Outstanding Out. Property Disclosure Thru Current P&IP&I Protection Control # Date Advance Advances** Advances 1736 37422 10,533.28 10,533.28 0.00 1059 37422 50,827.19 50,827.19 0.00 1509NB 37422 15,350.70 15,350.70 0.00 2558 37422 15,132.02 15,132.02 0.00 2267 37422 9,201.24 9,201.24 0.00 Total 101,044.43 101,044.43 0.00 Special Disclosure Advance Servicer Foreclosure Bankruptcy REO Control # DescriptioTransfer DaDate Date Date 1736 B 1059 B 1509NB B 2558 B 2267 B A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P&I Advance Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance $0to $500,000 0 0 0.00% $500,000to $1,000,000 8 6,800,656 1.50% $1,000,000to $1,250,000 19 21,771,747 4.81% $1,250,000to $1,500,000 12 16,011,043 3.54% $1,500,000to $1,750,000 14 22,625,032 5.00% $1,750,000to $2,000,000 15 28,244,635 6.24% $2,000,000to $2,250,000 5 10,748,562 2.38% $2,250,000to $2,500,000 9 21,653,447 4.79% $2,500,000to $3,000,000 9 25,690,804 5.68% $3,000,000to $3,500,000 3 9,583,140 2.12% $3,500,000to $4,000,000 3 11,333,936 2.51% $4,000,000to $5,000,000 7 33,002,251 7.29% $5,000,000to $5,500,000 7 36,252,117 8.01% $5,500,000to $6,000,000 1 5,795,765 1.28% $6,000,000to $7,000,000 1 6,168,308 1.36% $7,000,000to $9,000,000 5 39,161,980 8.66% $9,000,000to $10,000,000 1 9,806,512 2.17% $10,000,000to $15,000,000 5 57,830,014 12.78% $15,000,000to $20,000,000 3 50,578,615 11.18% $20,000,000& Above 1 39,384,113 8.70% Total 128 452,442,679 100.00% Average Scheduled Balance is 3,534,708 Maximum Scheduled Balance is 39,384,113 Minimum Scheduled Balance is 690,322 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Retail 103 331,932,945 73.36% Office 12 88,171,199 19.49% Industrial 2 14,204,727 3.14% Other 7 9,810,451 2.17% Mobile Home 4 8,323,357 1.84% Total 128 452,442,679 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 6.500%or less 0 0 0.00% 6.500%to 6.750% 1 3,901,982 0.86% 6.750%to 7.000% 16 52,980,457 11.71% 7.000%to 7.250% 25 97,276,844 21.50% 7.250%to 7.500% 38 114,815,529 25.38% 7.500%to 7.750% 18 38,864,983 8.59% 7.750%to 8.000% 20 95,293,235 21.06% 8.000%to 8.250% 9 44,163,480 9.76% 8.250%to 8.500% 1 5,146,167 1.14% 8.500%to 8.750% 0 0 0.00% 8.750%to 9.000% 0 0 0.00% 9.000%to 9.250% 0 0 0.00% 9.250%to 9.500% 0 0 0.00% 9.500%to 9.750% 0 0 0.00% 0.0975& Above 0 0 0.00% Total 128 452,442,679 100.00% W/Avg Mortgage Interest Rate is 7.48% Minimum Mortgage Interest Rate is 6.73% Maximum Mortgage Interest Rate is 8.32% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance Massachusetts 11 52,283,294 11.56% Texas 9 52,011,215 11.50% New York 19 49,354,862 10.91% South Carolina 3 46,103,014 10.19% Florida 8 41,258,921 9.12% Georgia 5 38,719,758 8.56% Pennsylvania 10 22,179,524 4.90% California 4 16,848,639 3.72% Maryland 3 16,597,551 3.67% North Carolina 9 16,389,059 3.62% Virginia 9 16,093,619 3.56% Michigan 7 13,187,902 2.91% Tennessee 5 10,348,280 2.29% New Jersey 4 9,528,305 2.11% Ohio 2 8,128,430 1.80% Connecticut 3 5,725,991 1.27% Illinois 2 5,125,509 1.13% Nebraska 1 5,067,132 1.12% New Mexico 1 5,038,205 1.11% Arkansas 1 3,593,784 0.79% Nevada 2 3,554,070 0.79% New Hampshire 2 3,515,785 0.78% Maine 2 3,415,696 0.75% Kansas 1 2,935,471 0.65% District of Columbia 2 2,203,835 0.49% Alabama 1 1,216,034 0.27% Missouri 1 1,197,089 0.26% Washington 1 821,704 0.18% Total 128 452,442,679 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 0 0 0.00% 3+ to 4 years 31 81,584,916 18.03% 4+ to 5 years 80 302,870,796 66.94% 5+ to 6 years 17 67,986,967 15.03% 6+ to 7 years 0 0 0.00% 7+ to 8 years 0 0 0.00% 8+ to 9 years 0 0 0.00% 9+ to 10 years 0 0 0.00% 10 years or more 0 0 0.00% Total 128 452,442,679 100.00% Weighted Average Seasoning is 4.54529075 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 118 411,594,212 90.97% Amortizing Balloon 10 40,848,467 9.03% Total 128 452,442,679 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 8 24,330,776 5.38% 121 to 180 months 37 130,116,686 28.76% 181 to 240 months 58 179,078,512 39.58% 241 to 360 months 15 78,068,238 17.25% Total 118 411,594,212 90.97% Weighted Average Months to Maturity is 190.26 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0 0.00% 13 to 24 months 0 0 0.00% 25 to 36 months 0 0 0.00% 37 to 48 months 0 0 0.00% 49 to 60 months 0 0 0.00% 61 to 120 months 0 0 0.00% 121 to 180 months 10 40,848,467 9.03% 181 to 240 months 0 0 0.00% Total 10 40,848,467 9.03% Weighted Average Months to Maturity is 127.94 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.5or less 0 0 0.00% 0.5001to 0.625 0 0 0.00% 0.6251to 0.75 1 1,175,009 0.26% 0.7501to 0.875 1 832,541 0.18% 0.8751to 1 11 34,582,098 7.64% 1.0001to 1.125 10 33,979,439 7.51% 1.1251to 1.25 4 14,341,396 3.17% 1.2501to 1.375 4 15,293,237 3.38% 1.3751to 1.5 2 6,679,698 1.48% 1.5001to 1.625 1 5,146,167 1.14% 1.6251to 1.75 2 15,010,235 3.32% 1.7501to 1.875 1 2,935,471 0.65% 1.8751to 2 1 39,384,113 8.70% 2.0001to 2.125 1 2,663,474 0.59% 2.1251& above 4 8,609,864 1.90% Unknown 85 271,809,937 60.08% Total 128 452,442,679 100.00% Weighted Average Debt Service Coverage Ratio is 1.373992 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 44 185,322,322 40.96% 1 to 2 years 0 0 0.00% 2 Years or More 0 0 0.00% Unknown 84 267,120,357 59.04% Total 128 452,442,679 100.00% (1) Debt Service Coverage Ratios are calculated as described in the prosp values are updated periodically as new NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrowe for this calculation. Specially Serviced Loan Detail Ending Disclosure Scheduled Interest Maturity Control # Balance Rate Date 0 0 0 01/00/00 1213NB 11696590 0.0816 07/15/22 Specially Disclosure Property Serviced Control # Type Status CodeComments 0 0 0 0 0 0 1213NB Office 9 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificatiModification Control # Date Description 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 Current Total 0.00 Cumulative 0.00 Gross ProceedAggregate Dist. DisclosureGross as a % of Liquidation Date Control # Proceeds Sched PrincipExpenses * 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 Current Total 0.00 0.00 Cumulative 0.00 0.00 Net Net Proceeds Dist. DisclosureLiquidationas a % of Realized Date Control # Proceeds Sched. BalancLoss 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Current Total 0.00 0.00 Cumulative 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..